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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant    /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/X/ Preliminary Information Statement [PRELIMINARY FILING REQUIRED UNDER RULE 14C-5]

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

/ /  Definitive Information Statement

                        THE PRUDENTIAL SERIES FUND, INC.
                (Name of Registrant As Specified In Its Charter)

   (Name of Person(s) Filing Information Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:


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                        THE PRUDENTIAL SERIES FUND, INC.
                   DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO


                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077


                               JANUARY ____, 2003

To The Contract Owners:

On November 19, 2002, at a regular meeting of the Board of Directors of The Prudential Series Fund, Inc., the Directors approved a new subadvisory agreement for the Fund's Diversified Conservative Growth Portfolio. The parties to the subadvisory agreement are Prudential Investments LLC ("PI"), the Fund's investment manager, and RS Investment Management, L.P. ("RS Investments"), a new subadviser for the Portfolio. This information statement describes the circumstances surrounding the Board's approval of the new subadvisory agreement and provides you with an overview of its terms. PI will continue as your Fund's investment manager. This information statement does not require any action by you. It is provided to inform you about the new subadviser.

By order of the Board,


Jonathan D. Shain
SECRETARY


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                        THE PRUDENTIAL SERIES FUND, INC.
                    DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO
                                 (800) 778-2255


                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                              INFORMATION STATEMENT
                                 JANUARY__, 2003



This information statement is being furnished to contract owners investing in the Diversified Conservative Growth Portfolio (the Portfolio), which is a series of The Prudential Series Fund, Inc. (the Fund), in lieu of a proxy statement, pursuant to the terms of an order issued by the Securities and Exchange Commission (SEC). The order permits the Fund's manager to hire new subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Board of Directors, without obtaining shareholder approval.


The Fund is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Maryland corporation. The Fund's directors are referred to here as the "Board," "Board Members" or "Directors." The Fund's principal executive office is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


We are providing contract owners investing in the Portfolio as of November 19, 2002 with this information statement. This information statement relates to the approval by the Directors of a new subadvisory agreement dated November 20, 2002 between PI and RS Investments with respect to the Portfolio (the Subadvisory Agreement), a copy of which is attached hereto as Exhibit A. RS Investments replaced Franklin Advisors, Inc. ("Franklin"), which had served as one of the subadvisers to the Portfolio since 1999. The subadvisory agreement between PI and Franklin terminated effective at the close of business on November 20,2002 at which time RS Investments assumed responsibility for managing the portion of the Portfolio previously managed by Franklin. The previous subadvisory agreement between PI and Franklin was last approved by the Directors, including a majority of the Directors who were not parties to the contract and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Directors), on May 21, 2002.


The Fund will pay for the costs associated with preparing and distributing this information statement to its respective shareholders. This information statement will be mailed on or about January __, 2003.


THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


THE MANAGER


PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Fund's manager under a management agreement dated as of September 5, 2002. PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. As of September 30, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $84.4 billion. Information concerning the Fund's current management arrangements can be found in Exhibit B. Information concerning officers of the Fund is set forth in Exhibit C.


SHAREHOLDER REPORTS


The Fund's most recent annual report for the fiscal year ended December 31, 2001 has been sent to its shareholders. The Fund's most recent annual and semi-annual reports may be obtained without charge by writing the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling
(800) 778-2255 (toll free).


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                            NEW SUBADVISORY AGREEMENT

On November 19, 2002, the Directors, including the Independent Directors, unanimously approved the Subadvisory Agreement and the selection by PI of RS Investments to replace Franklin as a subadviser to the Portfolio. At that time, the Directors also unanimously approved termination of the previous subadvisory agreement between PI and Franklin. The Directors decided to appoint RS Investments as one of the Portfolio's subadvisers after Franklin informed PI that it no longer wished to provide investment advisory services to the Portfolio and notified PI of its intention to terminate its subadvisory agreement for business reasons. Before approving the new subadvisory agreement between PI and RS Investments, the Directors reviewed performance, compliance and organizational materials regarding RS Investments, and representatives of both RS Investments and PI made formal presentations to the Directors at their November 19, 2002.

At the meeting, PI advised the Directors that following a research screening process intended to identify potential advisers, it had recommended that the Directors approve a new subadvisory agreement with RS Investments to manage the small cap growth segment of the Portfolio. Among the factors considered by the Directors in approving the selection of RS Investments were the following:

     - The investment approach followed by RS Investments has been utilized by the firm for many years, and emphasizes the selection of small companies that may be purchased at a discount relative to their growth rate.

     - RS Investments has consistently outperformed industry benchmarks and has outperformed other investment advisers specializing in small cap growth stocks.

     - RS Investments' portfolio management team has considerable experience in investing in small cap growth stocks, team members conduct on-site visits of companies, and team members maintain an in-depth knowledge of the securities in the Portfolio.

     - The subadvisory fee to be paid to RS Investments was the same as the fee formerly paid to Franklin.

For the fiscal year ended December 31, 2001, Franklin received $49,727 for managing its portion of the Portfolio.


The Subadvisory Agreement contains terms and conditions similar to those of the subadvisory agreement with Franklin, except as more fully described below under "Board Consideration of Subadvisory Agreement." See also "Terms of Subadvisory Agreement" below for a description of the new agreement. RS Investments renders investment advice to the Portfolio in accordance with the investment objective and policies of the Portfolio as established by the Fund and also makes investment decisions to purchase and sell securities on behalf of the Portfolio, subject to the supervision of PI.


Section 15 of the Investment Company Act requires that a majority of a mutual fund's outstanding voting securities approve the fund's subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of Section 15 to PI and any future open-end management investment company managed by PI, provided that such investment company complies with the conditions of the order. According to the SEC's order, which is subject to a number of conditions, PI may enter into subadvisory agreements on behalf of certain funds without receiving prior shareholder approval.


On January 31, 2001, shareholders of the Fund authorized PI to enter into new subadvisory agreements without shareholder approval and on November 29, 2000, the staff of the Division of Investment Management of the SEC confirmed that the Fund may rely on the 1996 order. Thus, execution and implementation of the Subadvisory Agreement did not require shareholder consent.


BOARD CONSIDERATION OF SUBADVISORY AGREEMENT


At a regular in-person meeting of the Board at which a majority of the Directors were in attendance (including a majority of the Independent Directors), the Board of Directors considered and unanimously approved the Subadvisory Agreement. In considering the approval of the Subadvisory Agreement, the Directors, including the Independent Directors, considered whether the approval of the Subadvisory Agreement was in the best interests of the Portfolio. At the meeting, the Directors reviewed materials furnished by PI and RS Investments.


The Directors discussed and reviewed the terms of the Subadvisory Agreement. The material terms of the Subadvisory Agreement are substantially the same as those in the prior subadvisory agreement in effect with Franklin. The subadvisory fee to be paid to RS Investments is the same as the fee formerly paid to Franklin.


Based upon their review, the Directors concluded that the Subadvisory Agreement was in the best interests of the Portfolio and its investors. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Directors, including the Independent Directors, unanimously approved the Subadvisory Agreement.



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INFORMATION CONCERNING RS INVESTMENTS


RS Investments is an independent, privately held money management firm that specializes in domestic small and mid-cap stocks. As of September 30, 2002, the firm managed approximately $4 billion, which included a family of no-load mutual funds and institutional separate accounts. The principal office of RS Investments is at 388 Market Street, Suite 1700, San Francisco, CA 94111.


Exhibit D contains information about the other mutual funds managed by RS Investments with investment objectives and strategies similar to those of the Portfolio. Exhibit D also lists the principal executive officers and directors of RS Investments.


TERMS OF SUBADVISORY AGREEMENT


The following summary of the Subadvisory Agreement is qualified in its entirety by reference to the copy of the Subadvisory Agreement attached as Exhibit A to this information statement.


Under the Subadvisory Agreement, RS Investments is compensated by PI (and not the Fund) at an annual rate of 0.50 of 1% of the portion of the Portfolio's average daily net assets managed by RS Investments. The Subadvisory Agreement provides that, subject to PI's and the Board of Directors' supervision, RS Investments is responsible for managing the investment operations of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Directors. In accordance with the requirements of the Investment Company Act, RS Investments also provides PI with all books and records relating to the transactions it executes and renders to the Directors such periodic and special reports as the Board of Directors may reasonably request.


The Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Portfolio, or by the Board of Directors, including the approval by a majority of the Independent Directors, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio, (2) the Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Fund's management agreement with PI, and (3) the Subadvisory Agreement may be terminated at any time by RS Investments or PI on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.


The Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, RS Investments will not be liable for any act or omission in connection with its activities as subadviser to the Fund.


SHAREHOLDER PROPOSALS


As a Maryland corporation, the Fund is not required to hold annual meetings of shareholders and the Directors currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Fund's Articles of Incorporation. A shareholder proposal intended to be presented at any meeting of shareholders of the Fund must be received by the Fund a reasonable time before the Directors' solicitation relating thereto is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.


Jonathan D. Shain
SECRETARY


Dated: January __, 2003


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                                                                       EXHIBIT A

                           SUBADVISORY AGREEMENT WITH
                         RS INVESTMENT MANAGEMENT, L.P.


                        THE PRUDENTIAL SERIES FUND, INC.
                    DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO

                              SUBADVISORY AGREEMENT

     Agreement made as of this 20th day of November, 2002 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and RS Investment Management, L.P. (RS Investments or the Subadviser),

     WHEREAS, the Manager has entered into a Management Agreement, as amended and restated on September 5, 2002 (the Management Agreement), with The Prudential Series Fund, Inc. (the Fund), a Maryland corporation and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

     WHEREAS, PI desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

         NOW, THEREFORE, the Parties agree as follows:

          1. (a) Subject to the supervision of the Manager and the Board of Directors of the Fund, the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time and delivered to the Subadviser by the Manager, being herein called the "Prospectus"), and subject to the following understandings:

               (i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

               (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Articles of Incorporation, By-Laws and Prospectus of the Fund (the Fund Documents) and with the written instructions and directions of the Manager and of the Board of Directors of the Fund, co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required of it by the Securities and Exchange Commission. The Manager shall provide Subadviser timely with copies of any updated Fund documents.

               (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser) in accordance with the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Directors may direct from time to time. The Subadviser agrees that in placing such orders for the Fund it shall attempt to obtain best execution, provided that, the Subadviser may, on behalf of the Fund, pay brokerage commissions to a broker which provides brokerage and research services to the Subadviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Subadviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Subadviser's overall responsibilities with respect to the Fund and the accounts as to which the Subadviser exercises investment discretion and in the opinion of the Subadviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. It is understood that Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Fund with such brokers or futures commission merchants, subject to review by the Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

               On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

               (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Directors such periodic and special reports as the Directors may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

               (v) The Subadviser or its affiliate shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

               (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with such Subadviser (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated and
          (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. Subadviser recognizes that its services may be terminated or modified pursuant to this process.

          (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected.

          (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder requested by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

          (d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

          (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.


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          (f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio, subject to such reporting and other requirements as shall be established by the Manager.

     2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Directors of the Fund that affect the duties of the Subadviser).

     3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager's receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

     This Agreement shall not be considered effective, and the Subadviser shall not earn any fee until such time as the Subadviser commences the management of the portfolio.


     4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

     5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on 60 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940
Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

Any notice or other communication required to be given pursuant to Section 5 of this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077,
Attention: Secretary; or (3) to the Subadviser at 388 Market Street, Suite 1700, San Francisco, CA 94111.

     6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

     8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

     9. This Agreement shall be governed by the laws of the State of New York.

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     IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                              PRUDENTIAL INVESTMENTS LLC

                                              BY: /S/ Robert F. Gunia
                                                  -------------------
                                              Name:     Robert F. Gunia
                                              Title:    Executive Vice President

                                              RS INVESTMENT MANAGEMENT, L.P.

                                              BY:       /S/ Steven Cohen
                                                        ----------------
                                              Name:     Steven Cohen
                                              Title:    Chief Financial Officer

                                   SCHEDULE A

                        THE PRUDENTIAL SERIES FUND, INC.
                    DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO



As compensation for services provided by RS Investment Management, L.P., Prudential Investments LLC (PI) will pay RS Investment Management, L.P. a monthly fee at an annual rate of:

     0.50% of the average daily net assets of the portion of the Diversified Conservative Growth Portfolio subadvised by RS Investment Management, L.P.

Dated as of November 20, 2002.

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                                                                       EXHIBIT B


                             MANAGEMENT OF THE FUND


THE MANAGER


Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Fund's Manager under a management agreement (the Management Agreement) dated as of September 5, 2002, and renewed thereafter as required by the Investment Company Act.


The Management Agreement was last approved by the Directors of the Fund, including a majority of the Directors who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on May 21, 2002. The Management Agreement was approved by contract owners on January 31, 2001.


TERMS OF THE MANAGEMENT AGREEMENT


Pursuant to the Management Agreement for the Fund, PI is subject to the supervision of the Directors and, in conformity with the stated policies of the Fund, manages both the investment operations of the Fund, and the composition of the Fund's portfolios, including the purchase, retention and disposition of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund and each Portfolio thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.


The Manager reviews the performance of all subadvisers, and makes recommendations to the Directors with respect to the retention and renewal of contracts. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian and Prudential Mutual Fund Services LLC (PMFS), the Fund's transfer and dividend disbursing agent. The management services of PI for the Fund are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.


PI has authorized any of its directors, officers and employees who have been elected as Directors or officers of the Fund to serve in the capacities in which they have been elected. All services furnished by PI under the Management Agreement may be furnished by any such directors, officers or employees of PI.


In connection with its management of the business affairs of the Fund, PI bears the following expenses:


(a) the salaries and expenses of all of its and the Fund's personnel, except the fees and expenses of Directors who are not affiliated persons of PI or the Fund's subadviser;


(b) all expenses incurred by PI or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and


(c) the fees payable to each subadviser pursuant to the subadvisory agreement between PI and each subadviser.


For its services, PI is compensated by the Fund at the rate of 0.90% of the Portfolio's average daily net assets.


Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's subadviser, (c) the fees and certain expenses of the Fund's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing Fund shares, (d) the charges and expenses of the Fund's legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and qualifying the Fund's shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of contract owner and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to contract owners in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.


The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act) or by the Manager, upon not more than 60 days' nor less than 30 days' written notice to the Fund.


INFORMATION ABOUT PI


PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential's address is Prudential Plaza, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.


PI acts as manager for the following investment companies, in addition to the
Fund:


Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity
Fund), Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11 and The Target Portfolio Trust.


PI'S DIRECTORS AND OFFICERS


The business and other connections of PI's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


NAME                                     POSITION WITH PI                                  PRINCIPAL OCCUPATIONS
David R. Odenath, Jr       President, Chief Executive Officer and      President, Chief Executive Officer and Chief Operating
                           Chief Operating Officer                     Officer, PI; Senior Vice President, The Prudential Insurance
                                                                       Company of America (Prudential Insurance)

Robert F. Gunia            Executive Vice President, Chief             Executive Vice President & Chief Administrative Officer, PI;
                           Administrative Officer and Treasurer        Vice President, Prudential Insurance; President, Prudential
                                                                       Investment Management Services LLC (PIMS)

William V. Healey          Executive Vice President, Chief Legal       Executive Vice President, Chief Legal Officer and Secretary,
                           Officer and Secretary                       PI; Vice President and Associate General Counsel, Prudential
                                                                       Insurance; Senior Vice President, Chief Legal Officer and
                                                                       Secretary, PIMS

Kevin B. Osborn            Executive Vice President                    Executive Vice President, PI

Judy A. Rice               Executive Vice President                    Executive Vice President, PI


Philip N. Russo            Executive Vice President, Chief             Executive Vice President, Chief Financial Officer and
                           Officer and Treasurer                       Treasurer, PI; Director of Jennison Associates LLC

Lynn M. Waldvogel          Executive Vice President                    Executive Vice President, PI



THE TRANSFER AGENT


The Fund's transfer agent is Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830. PMFS received $______ for its services in connection with the Portfolio during the fiscal year ended December 31, 2001.


BROKERAGE


During the fiscal year ended December 31, 2001, the Portfolio paid no commissions to Prudential Securities Incorporated or any other affiliated broker.

                                                                       EXHIBIT C


                               OFFICER INFORMATION

NAME (AGE)                                OFFICE(S) WITH THE FUND                          PRINCIPAL OCCUPATIONS
David R. Odenath, Jr. (45)          President                          President, Chief Executive Officer and Chief Operating
                                                                       Officer (since June 1999) of PI; Senior Vice President
                                                                       (since June 1999) of Prudential Insurance; formerly Senior
                                                                       Vice President (August 1993-May 1999) of PaineWebber Group,
                                                                       Inc.


Robert F. Gunia (55)                Vice President                     Executive Vice President and Chief Administrative Officer
                                                                       (since June 1999) of Prudential Investments LLC (PI);
                                                                       Executive Vice President and Treasurer (since January 1996)
                                                                       of PI; President (since April 1999) of Prudential Investment
                                                                       Management Services LLC (PIMS); Corporate Vice President
                                                                       (since September 1997) of Prudential Insu; formerly Senior
                                                                       Vice President (March 1987-May 1999) of Prudential Securities
                                                                       Incorporated (Prudential Securities); formerly Chief
                                                                       Administrative Officer (July 1989-September 1996), Director
                                                                       (January 1989-September 1996) and Executive Vice President,
                                                                       Treasurer and Chief Financial Officer (June 1987-December
                                                                       1996) of Prudential Mutual Fund Management, Inc. (PMF); Vice
                                                                       President and Director (since May 1989) of The Asia Pacific
                                                                       Fund, Inc.; Vice President and Director (since May 1992) of
                                                                       Nicholas-Applegate Fund, Inc.

Judy A. Rice (54)                   Vice President                     Executive Vice President (since 1999) of PI; formerly various positions to Senior Vice President (1992-1999) of Prudential
                                                                       Securities; and various positions to Managing Director
                                                                       (1975-1992) of Salomon Smith Barney; Member of Board of
                                                                       Governors of the Money Management Institute; Member of the
                                                                       Prudential Securities Operating Council and a Member of the
                                                                       Board of Directors for the National Association for Variable
                                                                       Annuities.

Grace C. Torres (43)                Treasurer and Principal Financial  Senior Vice President (since January 2000) of PI; formerly
                                    and Accounting Officer             First Vice President (December 1996-January 2000) of PI and
                                                                       First Vice President (March 1993-1999) of Prudential
                                                                       Securities.

Jonathan D. Shain (44)              Secretary                          Vice President and Corporate Counsel (since August 1998) of
                                                                       Prudential; formerly Attorney with Fleet Bank, N.A. (January
                                                                       1997-July 1998) and Associate Counsel (August 1994-January
                                                                       1997) of New York Life Insurance Company.

Marguerite E.H. Morrison (46)       Assistant Secretary                Vice President and Chief Legal Officer-Mutual Funds and Unit
                                                                       Investment Trusts (since August 2000) of Prudential; Senior
                                                                       Vice President and Assistant Secretary (since February 2001)
                                                                       of PI; Vice President and Assistant Secretary of PIMS (since
                                                                       October 2001), previously Vice President and Associate
                                                                       General Counsel (December 1996-February 2001) of PI and Vice
                                                                       President and Associate General Counsel (September
                                                                       1987-September 1996) of Prudential Securities.


                                                                       EXHIBIT D

                      OTHER FUNDS MANAGED BY RS INVESTMENTS


The following table sets forth information relating to the other registered investment company portfolios for which RS Investments acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Portfolio.

                                                  ANNUAL MANAGEMENT FEE                                APPROXIMATE NET
FUND                                          (AS A % OF AVERAGE NET ASSETS)                        ASSETS AS OF 12/31/01
RS Smaller Company Growth Fund                   1.00%                                     $116,582,665
Diversified Investment Advisors                  0.50%                                     $257,543,548
Security Benefit Small Cap                       0.50%                                     $15,947,600 (as of 12/31/02)
SBL Series X                                     0.50%                                     $48,169,269 (as of 12/31/02)


                          MANAGEMENT OF RS INVESTMENTS


The table below lists the name, address, position with RS Investments and principal occupation during the past five years for the principal executive officers and directors of RS Investments.


                                               POSITION WITH RS INVESTMENTS
NAME AND ADDRESS                                 AND PRINCIPAL OCCUPATION
G. Randall Hecht                    Chief Exececutive Officer - RS Investment Management, L.P.,
22 Turtle Rock Court,               President and Principal Executive Officer - RS Investment Trust,
Tiburon, CA 94920                   Chief Executive Officer - RS Investment Management Co., LLC

James L. Callinan                   Portfolio Manager - RS Investment Management, L.P. and RS
1875 Willow Rd,                     Investment Management, Inc., Chief Investment Officer, Portfolio
Hillsborough, CA 94010              Manager - RS Growth Group LLC

Andrew P. Pilara                    Portfolio Manager - RS Investment Management,  L.P. and RS
718 Miner Road,                     Value Group LLC, Chief Investment Officer - RS Value Group LLC
Orinda, CA 94563

Steven M. Cohen                     Chief Financial Officer - RS Investment Management Co. LLC
1980 Grant Avenue #7,
San Francisco, CA 94133

James P. Foster                     President - RS Real Estate Group LLC
17 Hollins Drive,
Santa Cruz, CA 95060